UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2013

Commission File Number: 000-52752

SILVER STREAM MINING CORP.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-0439650
(IRS Employer Identification Number)

Suite 1120, 470 Granville Street

Vancouver, British Columbia

V6C 1V5 Canada

(Address of principal executive offices)

(604) 713-8010
(Registrant’s telephone number including area code)

W.S. INDUSTRIES INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 26, 2013, W.S. Industries Inc. (“WS”) completed a short-form merger under Chapter 92A.180 of the Nevada Revised Statutes with its wholly-owned subsidiary Rio Plata Exploration Corp. (“Rio Plata”), pursuant to which Rio Plata was merged with and into WS, with WS being the surviving entity in the merger. In connection with the merger, the name of WS was changed to “Silver Stream Mining Corp.” and the company’s ticker symbol on the OTCBB was changed to “AGSM”. The name change and new ticker symbol were approved by FINRA on August 8, 2013. The merger and name change do not affect the rights of security holders.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

2.1

Agreement and Plan of Merger

3.1

Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2013	SILVER STREAM MINING CORP.

By: /S/ Robert Bell_______________ Robert Bell
President